                            DATED 29 NOVEMBER 1996



                           (1) GLORIA OLIVE SARGENT

                                   - and -

                            (2) SITEINPUT LIMITED


                   ----------------------------------------

                            SUPPLEMENTAL AGREEMENT
                      relating to the sale and purchase
                           of the share capital of
                      Effective Sales Personnel Limited

                   ----------------------------------------


                               R A K I S O N S
                             S O L I C I T O R S

                      27 Chancery Lane, London WC2A 1NF

                         TELEPHONE: 0171-404 521 2
                         FAX: 0171-831 1926
                         REF: JMP 11208 suppagmt.01
                         Last Amended On: 12 November 1996
                         Draft Number: 03

DATED:  29 NOVEMBER  1996

PARTIES:

(1) "Vendor": Gloria Olive Sargent of Twyford House, Winterbourne Grove, Weybridge, Surrey KT13 OPP;

(2) "Purchaser": Siteinput Limited (registered no. 3113109) whose registered office is at 1 Thames Street, Windsor, Berkshire SL4 1PL.

RECITAL:

          This agreement is supplemental to an agreement for the sale and purchase of the share capital of Effective Sales Personnel Limited dated 8 November 1995 made between (1) the Vendor and (2) the Purchaser ("Share Purchase Agreement") and the Executive Service Contract (as defined in the Share Purchase Agreement).

OPERATIVE PROVISIONS:

1         Defined terms

1.1 Words and expressions defined in the Share Purchase Agreement have the same meaning in this agreement except where the context otherwise requires.

1.2 References to clauses or paragraphs of schedules are to clauses of or paragraphs of schedules to the Share Purchase Agreement and, where appropriate, the Executive Service Contract.

2         Amendments to definitions

2.1       The following definitions shall be amended as set out below:

          2.1.1 in the definitions "1997 ESP Revenue" and "1997 Mixed Revenue" the words "for the year ending on 30 June 1997" to the end of each definition shall be deleted and replaced by "for the sixteen months from 1 August 1996 to 30 November 1997 (which includes invoices issued by the Company or Headcount after 30 November 1997 and prior to 31 December 1997 but attributable to work completed and, in the ordinary course of business, would or should have been invoiced in that period but excludes invoices issued before 30 November 1997 but attributable to work carried out after that date).";

          2.1.2     in the definitions "1997 ESP Costs" and "1997 Mixed
                    Costs" the words "for the year ending 30 June 1997" shall be deleted and replaced by "for the sixteen month period from 1 August 1996 ending 30 November 1997.";

          2.1.3 the definition "1997 ESP Staff Budget" shall be deleted and replaced by:

                    ""1997 ESP Staff Budget"
                    ------------------------
                    subject to the control of the board of directors of the Company, a notional budget of (pound)336,000 for the sixteen month period from 1 August 1996 ending 30 November 1997 to cover the Staff Costs.";

          2.1.4 the definition "1997 Gross Profit" shall be amended so that the product of the formula shall be subject to a reduction on a 12/16ths basis;

          2.1.5     the definition "Relevant Period" shall be deleted and
                    replaced by:

                    ""Relevant Period"
                    ------------------
                    the financial year ending on 30 June 1996 together with the period from 1 July 1996 to 30 November 1997."

3         Deferred Consideration

3.1 The reference in clauses 5.2 and 5.6 to "30 June 1997" shall be deleted and replaced by "30 November 1997".

3.2 The reference in clause 5.3 to "31 October 1997" shall be deleted and replaced by "31 March 1998".

3.3       The formula contained in clause 5.6 shall be deleted and replaced by:

          "100 - (25 x d)/456 x DC
          ------------------------
                      100"

4         Executive Service Contract
          The reference in clause 2.2 of the Executive Service Contract to "20 months until 30 June 1997" shall be deleted and replaced by "25 months until 30 November 1997".

5         General

5.1 Subject to the amendments set out in this agreement, the provisions of the Share Purchase Agreement and the Executive Service Contract shall continue to be and shall remain in full force and effect.

5.2 This deed shall be governed by and construed in accordance with the laws of England.

          EXECUTED and delivered as a deed on the date of this agreement.


SIGNED and DELIVERED as a Deed                   )
by GLORIA OLIVE SARGENT                          ) /s/ G.O. Sargent
in the presence of:                              )


Witness signature   /s/ T.C. Harding
                    .............................................

Witness name        T.C. HARDING
                    .............................................

Witness address     TWYFORD HOUSE
                    .............................................

                    WINTERBOURNE GROVE
                    .............................................

                    WEYBRIDGE, SY   KT130PP
                    .............................................

Witness occupation  PUBLISHER
                    .............................................


EXECUTED and DELIVERED as a   )
DEED by SITEINPUT LIMITED      )


                              Director  /s/ L. Milton

                              Director/Secretary  /s/ AJ Turnbull